Exhibit 32.01

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Viseon, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on November 14, 2006 ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2006
/s/John C. Harris
John C. Harris
Chief Executive Officer